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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 5, 1997

                         QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

      NORTH CAROLINA                   340-23520               56-1714315
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
     of incorporation                                    Identification Number)

             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 300,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)

                                 (919) 941-2000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         In connection with the November 1996 share exchange between Quintiles Transnational Corp. (the "Company") and the shareholders of Innovex Limited (the "Share Exchange"), the Company and the shareholders of Innovex Limited named therein entered into a Registration Rights Agreement, dated as of November 29, 1997 (the "Registration Rights Agreement"). The Share Exchange is described in the Company's Form 8-K dated November 22, 1996, as amended by Form 8-K/A, filed with the Securities and Exchange Commission (the "Commission") with which the Registration Rights Agreement was filed as an exhibit. In connection with the Company's filing of a Registration Statement on Form S-3 (No. 333-21393) with the Commission, the Company and the other parties to the Registration Rights Agreement executed a Supplemental Agreement, dated as of February 11, 1997 (the "Supplemental Registration Rights Agreement"), which amends the Registration Rights Agreement. The Supplemental Registration Rights Agreement is filed herewith as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

Exhibit No.     Description of Exhibit
----------      ----------------------

99.01 Supplemental Agreement to Registration Rights Agreement by and among Quintiles Transnational Corp. and Certain Shareholders Party Thereto, dated as of February 11, 1997

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUINTILES TRANSNATIONAL CORP.


Dated:  March 5, 1997                   By: /s/ Gregory D. Porter
                                            ---------------------------------
                                            Gregory D. Porter
                                            Executive Vice President,
                                            Chief Administrative and
                                            Legal Officer and Secretary